                                                                   Exhibit 23.01



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-91187) of WESCO International, Inc. of our report dated June 7, 2002 relating to the financial statements of the WESCO Distribution, Inc. Retirement Savings Plan, which appears in this Form 11-K.


/s/ PricewaterhouseCoopers LLP

Pittsburgh, Pennsylvania
June 25, 2002